UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2023

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, Electromed, Inc. (the “Company”) reached a mutual agreement with its Chief Commercial Officer, Christopher G. Holland, to end his employment effective as of June 23, 2023.

Pursuant to a letter agreement and subject to its terms and conditions, including his execution, delivery, and non-revocation of a release agreement, Mr. Holland is eligible to receive: (i) a lump sum payment equal to his target bonus for the Company’s fiscal year ending June 30, 2023, which is $89,175; (ii) an additional lump sum payment equal to current COBRA premiums for twelve months of continuation of group medical, dental, and vision coverage, which is $28,762; and (iii) accelerated vesting of the portions of his unvested common stock options and restricted shares of common stock that were otherwise eligible to vest on July 1, 2023. All cash amounts are subject to applicable withholding and any remaining unvested equity awards will be forfeited in accordance with their terms.

The agreement with Mr. Holland is unrelated to prior executive transition arrangements.

The foregoing description of the material terms of the letter agreement are qualified by the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Letter Agreement with Christopher G. Holland dated as of June 9, 2023*

104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)
*	Redacted in compliance with Regulation S-K Item 601(a)(6) and certain exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: June 15, 2023	By: /s/ Bradley M. Nagel
	Name:	Bradley M. Nagel
	Title:	Chief Financial Officer